                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant /X/                        Check the appropriate box:
Filed by a Party other than the Registrant / /     / / Preliminary Proxy Statement
                                                   / / Confidential, For Use of the Com-
                                                       mission Only (as permitted by
                                                       Rule 14a-6(e)(2))
                                                   / / Definitive Proxy Statement
                                                   /X/ Definitive Additional Materials
                                                   / / Soliciting Material Pursuant to Rule
                                                       14a-11(c) or Rule 14a-12


                               HENRY SCHEIN, INC.
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                (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 /X/ No fee required.

 / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:


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(2) Aggregate number of securities to which transaction applies:


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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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(4) Proposed maximum aggregate value of transaction:


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(5) Total fee paid:


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/ / Fee paid previously with preliminary materials:


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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:


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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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

                      [Letterhead of Henry Schein, Inc.]

                                                     October 9, 1997

Dear Fellow Stockholder:

     You were recently provided with proxy materials in connection with the Company's Special Meeting of Stockholders to be held on November 12, 1997. At this Meeting, stockholders will be asked to approve proposals to permit the Company to (1) issue additional shares in connection with the Sullivan merger,
(2) change the size of our Board from its maximum size of 11 persons to between 5 and 19 directors and enable the Board to amend or repeal certain By-Laws, and
(3) reduce certain supermajority voting requirements from the current 80% to a 66 2/3% vote. Proposal (1) will permit the Company to consummate the Sullivan transaction, while proposals (2) and (3) will further stockholder governance and permit the Company to offer Board representation in connection with certain merger and acquisition transactions, where appropriate. If the proposed amendments are adopted and the merger is consummated, the Board will be expanded to add Robert Sullivan, Sullivan's Chairman, as a director. Bruce Haber, the President of our Medical Group and an Executive Vice President of the Company, who joined the Company upon the acquisition of Micro Bio-Medics in August 1997, will be added to the Board as a director upon the adoption of proposals (2) and
(3).

     Each of the proposals include matters which are extremely important to the future of the Company. I urge you to read the Company's Proxy Statement carefully, as it provides detailed information about each of these matters.

     PLEASE NOTE THAT APPROVAL OF PROPOSALS (2) AND (3) REQUIRES THE AFFIRMATIVE VOTE OF 80% OF ALL OUTSTANDING STOCK. THEREFORE, IF YOU DO NOT VOTE, IT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSALS. PLEASE TAKE A FEW MINUTES TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. BY DOING SO, YOU WILL SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION WHILE ENSURING THAT YOUR VOTE IS REPRESENTED AT THE SPECIAL MEETING OF STOCKHOLDERS.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE PROPOSALS SET FORTH IN THE PROXY.

                                          Sincerely,

                                          /s/ Stanley M. Bergman
                                          -------------------------------------
                                          Stanley M. Bergman
                                          Chairman, Chief Executive Officer
                                          and President